UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2023

SEQLL INC.

(Exact name of registrant as specified in charter)

Delaware	001-40760	46-5319744
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Federal Street Billerica, Massachusetts	01821
(Address of Principal Executive Offices)	(zip code)

(781) 460-6016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.00001 per share	SQL	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	SQLLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 29, 2023, SeqLL Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation to (i) effect a reverse stock split of its issued common stock, par value $.00001 per share (“Common Stock”), in the ratio of one-for-40 (the “Reverse Stock Split”) to be effective at 11:59 p.m., eastern time, on August 30, 2023, and (ii) to increase the authorized capital stock of the Company to 320,000,000 shares, of which 300,000,000 shares shall be Common Stock, and 20,000,000 shares shall be Preferred Stock (the “Capital Stock Increase”). The Common Stock will begin trading on a split-adjusted basis at the market open on August 31, 2023.

The Reverse Stock Split and the Capital Stock Increase were previously approved by the Company’s Board of Directors and the Company’s stockholders. No fractional shares will be issued as a result of the Reverse Stock Split. Instead, any fractional shares that would have resulted from the Reverse Stock Split will be rounded up to the nearest whole number. The Reverse Stock Split affects all stockholders uniformly and will not alter any stockholder’s percentage interest in the Company’s outstanding Common Stock, except for adjustments that may result from the treatment of fractional shares. The number of authorized shares of Common Stock of the Company was not changed solely as a result of the Reverse Stock Split.

The above description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On August 30, 2023, the Company issued a press release announcing the filing of the Certificate of Amendment, the Reverse Stock Split and the Capital Stock Increase, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation filed August 29, 2023
99.1	Press Release dated August 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2023	SEQLL INC.

	By:	/s/ Daniel Jones
	Name:	Daniel Jones
	Title:	Chief Executive Officer

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